GLOBAL X FUNDS
(THE “TRUST”)
Global X Ethereum Covered Call ETF (EHCC)
SUPPLEMENT DATED MARCH 13, 2026
TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED MARCH 1, 2026 FOR THE ABOVE SERIES OF THE TRUST (THE “FUND”), AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus, Statutory Prospectus and/or SAI, as applicable.
On or about April 2, 2026 (the “Effective Date”), the Fund is scheduled to list and begin trading on the Cboe BZX Exchange, Inc. and commence operations. Until the Effective Date, the Fund is not operational and the following information is added to the Fund’s name and ticker on the front cover page of the Summary Prospectus, Statutory Prospectus, and SAI:
Global X Ethereum Covered Call ETF*
Cboe BZX: EHCC
* Not open for investment.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE